Exhibit 10.38

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

AMENDMENT NO. 3 TO SUB-LICENCE AND COLLABORATION AGREEMENT

This Amendment No. 3 to Sub-Licence and Collaboration Agreement (“Amendment No.3”) is effective as of 31 December 2015 (the “Amendment No.3 Effective Date”) by and between MedImmune, LLC, a Delaware limited liability company with a place of business at One MedImmune Way, Gaithersburg, MD20878, United States (“MedImmune”) and Humabs BioMed SA, a limited company organized under the laws of Switzerland having its head office at Via Mirasloe 1, Bellinzona CH-6500, Switzerland ( “Humabs”). MedImmune and Humabs are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered a Sub-Licence and Collaboration Agreement dated 20 March 2012, as amended by letter dated 4 April 2013 and Amendment No.2 to Sub-Licence And Collaboration Agreement dated 27 April 2015 (collectively the “Agreement”);

WHEREAS, the Parties wish to extend the Research Term of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which is hereby acknowledged, the Parties agree that the Agreement is hereby amended as follows:

1.

The Research Term of the Agreement is extended until [***], unless sooner terminated in accordance with the termination provisions of the Agreement or extended by mutual written agreement of the Parties.

2.	The Parties agree that MedImmune shall pay to Humabs [***] in respect of the activities to be conducted during the additional

[***] set forth in Section 1 above. Payment of such sum shall be made in accordance with clause 5.23.5 of the Agreement.

3.	The activities to be conducted during the [***] set forth in Section 1 above shall be agreed pursuant to Section 5 of the Agreement.

4.	Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Agreement.

5.	Except for the modifications set forth above, the Agreement shall remain unchanged and in full force and effect.

6.

This Amendment may be executed in two or more counterparts, each of which will be deemed an original and all of which will together be deemed to constitute one Amendment. The Parties agree that the execution of this Amendment by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Amendment, each Party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed Amendment electronically.

Agreement Number: CW474245	Page 1 of 2	/s/ FR /s/DC

IN WITNESS WHEREOF THE PARTIES SET THEIR NAMES HERETO TO BE IN EFFECT AND LEGALLY BINDING AS OF THE AMENDMENT NO.3 EFFECTIVE DATE.

MEDIMMUNE, LLC		HUMABS BIOMED SA

By:	/s/ JoAnn Suzich	By:	/s/ Filippo Riva
Name:	JoAnn Suzich	Name:	Filipo Riva
Title:	Vice President	Title:	CEO & CFO
Date:	31 Dec 2015	Date:	12.23.2015

HUMABS BIOMED SA

		By:	/s/ Davide Corti
		Name:	Davide Corti
		Title:	CSO
		Date:	12.23.2015

Agreement Number: CW474245	Page 2 of 2